NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2023
Disclosure Of Nature Of Business [Abstract]
NATURE OF OPERATIONS [Text Block]

1.    NATURE OF OPERATIONS

Western Copper and Gold Corporation (together with its subsidiaries, "Western" or the "Company") is an exploration stage company that is directly engaged in exploration and development of the Casino mineral property located in Yukon, Canada (the "Casino Project").

The Company is incorporated in British Columbia, Canada. Its head office is located at 1200 - 1166 Alberni Street, Vancouver, British Columbia.

While Western has been successful in raising sufficient capital to fund its operations in the past, the Company will need to raise additional funds to complete the development of the Casino Project. There can be no assurance that it will be able to raise such project financing in the future.